SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                       FOR
               PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY(R)-
                      JACKSON NATIONAL SEPARATE ACCOUNT III
                                DATED MAY 1, 2001

The following changes apply to the prospectus listed above, as specified:

On page 12 of the prospectus for Perspective Advisors Fixed and Variable Annuity, Jackson National Separate Account III, the section entitled "Telephone Transfers," should be deleted and replaced in its entirety with the following paragraphs:

                       TELEPHONE AND INTERNET TRANSACTIONS

The Basics
You (includes all persons named on the account and others authorized by such persons) can request certain transactions by telephone or at www.jnl.com, our Internet Web site. Our Customer Service representatives are available during business hours to provide You with information about Your account. We require that You provide proper identification before performing transactions over the telephone or through our Internet Web site. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change Your PIN at www.jnl.com.

What You Can Do and How
You may make transfers by telephone or through the Internet unless You elect not to have this privilege. Any authorization given via an application, the JNL(R) Website, or through other means to JNL shall be deemed authorization by You for JNL to accept transaction instructions, including fund transfers/allocations, by those named on the account and Your independent financial representative unless we are notified by You to the contrary. To notify JNL, please call us at the Service Center number referenced in your contract or on your quarterly statement.

What You Can Do and When
When authorizing a transfer, You must complete Your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.


Transfer instructions You send electronically are considered to be received by Jackson National(R) at the time and date stated on the electronic acknowledgement Jackson National returns to You. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out at the close of the New York Stock Exchange the next business day. Jackson National will retain permanent records of all Web-based transactions by confirmation number. If You do not receive an electronic acknowledgement, You should telephone the Service Center as soon as possible.

How to Cancel a Transaction
Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day You requested the transaction.

Our Procedures
Jackson National has procedures that are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means which was not authorized by You. However, if Jackson National fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

Jackson National does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. Jackson National also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than You and/or this telephonic and electronic transaction privilege at any time.




This Supplement is dated July 1, 2001.

(To be used with VC3657 Rev. 05/01.)